VIKING MUTUAL FUNDS

Oklahoma Municipal Fund

Class A: OKMUX

Class I: OKMIX

(the “Fund”)

Supplement Dated February 10, 2022 to the Summary Prospectus, Prospectus and Statement of Additional Information dated November 30, 2021

The Fund’s classification has changed from “non-diversified” to “diversified” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940.

All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information with regard to the Fund being “non-diversified” are hereby deleted in their entirety and disclosure of “Non-Diversified Fund Risk” no longer applies to the Fund.

In addition, the fourth sentence of the first paragraph in the section of the Statement of Additional Information titled “Organization, Voting Rights, and Principal Holders” is revised to state the following: Each Fund, except the Kansas Fund and the Oklahoma Fund, is non-diversified.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE